SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2008

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5599 San Felipe, 17th Floor, Houston, Texas 77056

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 7, 2008, Andrew Gould, Chairman and Chief Executive Officer of Schlumberger Limited (“Schlumberger”), addressed the oil and gas investment community at the 36th Annual Howard Weil Energy Conference in New Orleans, Louisiana. A copy of the presentation and slides is attached as Exhibit 99.1. Schlumberger has also posted this information on its website at www.slb.com/ir.

The attached presentation contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts, such as Schlumberger’s forecasts or expectations regarding business outlook; growth for Schlumberger as a whole and for each of Oilfield Services and WesternGeco (and for specified services, products or geographic areas within each segment); oil and natural gas demand and production growth; operating and capital expenditures, as well as research & development spending, by Schlumberger and the oil and gas industry; the business strategies of Schlumberger’s customers; future results of operations and other factors detailed in Schlumberger’s most recent Form 10-K, Form 10-Q and other filings with the SEC. These statements are subject to risks and uncertainties, including, but not limited to, the global economy; changes in exploration and production spending by Schlumberger’s customers and changes in the level of oil and natural gas exploration and development; general economic and business conditions in key regions of the world; political and economic uncertainty and socio-political unrest; project and new equipment delays; the ability to hire and train new professionals; exploitation of, and changes in, technology; and other risks and uncertainties described elsewhere in the attached presentation, as well as under “Item 1A. Risk Factors” and elsewhere in Schlumberger’s most recent Form 10-K filed with the SEC. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished in response to Item 7.01:

99.1    Presentation at Howard Weil Energy Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: April 7, 2008